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                                 May 3, 1999

Gabelli Global Series Funds, Inc.
One Corporate Center
Rye, New York 10580-1434

Ladies and Gentlemen:

  As special Maryland counsel to Gabelli Global Series Funds, Inc., a Maryland corporation (the "Corporation"), in connection with Post-Effective Amendment No. 10 to the Corporation's Registration Statement on Form N-1A (Registration Nos. 33-66262 and 811-7895) filed with the Securities and Exchange
Commission (the "Commission") on the date hereof, we hereby consent to the use of the opinion letter dated October 4, 1993 (the "Opinion Letter") previously filed with the Commission ("the Commission"). In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Commission thereunder. This consent relates solely to the opinions expressed in the Opinion Letter as of the date of the Opinion Letter, and the opinions expressed therein shall continue to be expressed solely as of that date and relate solely to the shares which were the subject of the Registration Statement on the date our opinion was originally filed with the Commission. We understand that an additional opinion will be later filed with respect to the additional or different shares which are the subject of Post-Effective Amendment No. 10 to the Corporation's Registration Statement, and, accordingly, no other opinion should be inferred beyond the matters expressly stated in the Opinion Letter.

                                          Very truly yours,

                                          /s/ MILES & STOCKBRIDGE P.C.